UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2012

MFS® GLOBAL GROWTH FUND

WGF-ANN

MFS® GLOBAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Groupe Danone	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.5%
Pernod Ricard S.A.	2.2%
Compass Group PLC	2.2%
Danaher Corp.	2.2%
Google, Inc., “A”	2.1%
Colgate-Palmolive Co.	2.0%
Apple, Inc.	2.0%
Accenture PLC, “A”	2.0%
United Technologies Corp.	1.9%

Equity sectors
Technology	14.9%
Consumer Staples	14.6%
Industrial Goods & Services	13.3%
Financial Services	11.9%
Health Care	9.7%
Retailing	8.7%
Special Products & Services	8.3%
Basic Materials	5.5%
Leisure	4.1%
Energy	3.8%
Transportation	2.2%
Autos & Housing	1.3%
Utilities & Communications	0.5%

Issuer country weightings (x)
United States	51.6%
France	12.7%
United Kingdom	10.9%
Switzerland	6.4%
Brazil	4.0%
Germany	3.9%
Taiwan	1.6%
Hong Kong	1.3%
Netherlands	1.3%
Other Countries	6.3%

Currency exposure weightings (y)
United States Dollar	54.3%
Euro	18.4%
British Pound Sterling	10.9%
Swiss Franc	6.4%
Brazilian Real	4.0%
Taiwan Dollar	1.6%
Hong Kong Dollar	1.3%
South Korean Won	1.0%
Japanese Yen	1.0%
Other Currencies	1.1%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s total net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s total net assets.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2012, Class A shares of the MFS Global Growth Fund (the “fund”) provided a total return of 7.98%, at net asset value. This compares with a return of 8.77% for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3 year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Detractors from Performance

Weak stock selection in the health care sector detracted from performance relative to the MSCI All Country World Growth Index. However, there were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection in the retailing sector was another negative factor that hampered relative performance. The fund’s overweight position in supermarkets and convenient stores operator Tesco (h) (United Kingdom) hurt relative returns as the stock significantly underperformed the benchmark. Early in the year, Tesco’s management lowered guidance on profit forecasts after suffering disappointing sales figures during the holiday season which caused the stock to drop significantly.

Stocks in other sectors that weakened relative performance included an underweight position in computer and personal electronics maker Apple, and overweight positions in food and beverage producer Groupe Danone (France), multi-industrial company Johnson Controls, oil and gas exploration and production company Occidental

4

Management Review – continued

Petroleum, and enterprise software products maker Oracle. Shares of Groupe Danone declined during the period as the deteriorating economic climate in southern Europe played a toll on the company’s sales in this region. The fund’s holdings in global financial services firm Credit Suisse (b)(h) (Switzerland), Israeli-headquartered security software provider Check Point Software Technologies (b), and investment market data and analytics provider MSCI (b) also held back relative returns. Shares of Credit Suisse declined as the company reported weak earnings during the period. In addition, the company’s capital position came under scrutiny by the Swiss National Bank (SNB) which further dampened the stock’s performance. Not holding strong-performing cable services provider Comcast also hindered relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

The combination of an underweight position and stock selection in the basic materials sector was a primary factor that contributed to the fund’s relative performance. The timing of the fund’s ownership in shares of Australian mining giant BHP Billiton (h) strengthened relative returns. The fund benefited from closing out of the position in the middle of the period and missing the stock’s subsequent depreciation as continued labor disputes hampered the stock’s performance. Additionally, it was announced the company decided to halt its plans to spend $80 billion over five years expanding its iron ore, coal, energy and base metals divisions as the company became concerned that demand for these commodities will be softer than expected in the upcoming years.

Stock selection and the fund’s overweight position in the special products & services sector also boosted relative results. The fund’s overweight position in contract foodservice company Compass Group (United Kingdom) helped relative performance. The stock continued to appreciate throughout the period as good organic growth in the US and Emerging Markets divisions offset weakness in Europe.

An underweight position in the energy sector was another factor that supported relative performance. This sector underperformed the broad benchmark over the reporting period.

Elsewhere, the fund’s overweight position in Spanish fashion distributor Inditex supported relative returns. The stock appreciated on solid pre-tax profit during the year due to strong same-store sales growth. Holdings of global payments technology company Visa, British alcoholic beverage producer Diageo, semiconductor manufacturer Taiwan Semiconductor, German healthcare products maker Bayer,

5

Management Review – continued

investment management firm Franklin Resources, diversified consumer products company Colgate-Polmolive, and life sciences supply company Thermo Fisher Scientific also helped bolster the fund’s relative performance.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns as of: 10/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	7.98%	(0.96)%	8.26%	N/A
B	11/18/93	7.19%	(1.69)%	7.46%	N/A
C	1/03/94	7.23%	(1.69)%	7.46%	N/A
I	1/02/97	8.29%	(0.71)%	8.54%	N/A
R1	4/01/05	7.15%	(1.70)%	N/A	4.41%
R2	10/31/03	7.73%	(1.27)%	N/A	6.08%
R3	4/01/05	8.00%	(0.96)%	N/A	5.19%
R4	4/01/05	8.28%	(0.71)%	N/A	5.47%
Comparative benchmark
MSCI All Country World Growth Index (f)		8.77%	(1.67)%	7.71%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.77%	(2.13)%	7.62%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		3.19%	(2.09)%	7.46%	N/A
C With CDSC (1% for 12 months) (x)		6.23%	(1.69)%	7.46%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2012 through October 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Expenses Paid During Period (p) 5/01/12-10/31/12
A	Actual	1.52%	$1,000.00	$1,001.83	$7.65
	Hypothetical (h)	1.52%	$1,000.00	$1,017.50	$7.71
B	Actual	2.27%	$1,000.00	$998.41	$11.40
	Hypothetical (h)	2.27%	$1,000.00	$1,013.72	$11.49
C	Actual	2.27%	$1,000.00	$998.40	$11.40
	Hypothetical (h)	2.27%	$1,000.00	$1,013.72	$11.49
I	Actual	1.27%	$1,000.00	$1,003.22	$6.39
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44
R1	Actual	2.27%	$1,000.00	$997.99	$11.40
	Hypothetical (h)	2.27%	$1,000.00	$1,013.72	$11.49
R2	Actual	1.77%	$1,000.00	$1,000.37	$8.90
	Hypothetical (h)	1.77%	$1,000.00	$1,016.24	$8.97
R3	Actual	1.52%	$1,000.00	$1,002.20	$7.65
	Hypothetical (h)	1.52%	$1,000.00	$1,017.50	$7.71
R4	Actual	1.27%	$1,000.00	$1,003.28	$6.40
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)
Aerospace - 3.4%
Precision Castparts Corp.	8,500	$1,471,095
Rolls-Royce Holdings PLC	101,681	1,402,130
Rolls-Royce Holdings PLC, IPS (a)	7,807,252	12,599
United Technologies Corp.	47,010	3,674,302

		$6,560,126
Alcoholic Beverages - 4.5%
Diageo PLC	105,767	$3,022,769
Heineken N.V.	23,572	1,453,246
Pernod Ricard S.A.	40,231	4,329,633

		$8,805,648
Apparel Manufacturers - 6.0%
Cia.Hering S.A.	47,400	$1,088,936
Compagnie Financiere Richemont S.A.	24,889	1,614,190
Li & Fung Ltd.	1,528,400	2,563,751
LVMH Moet Hennessy Louis Vuitton S.A.	29,903	4,860,350
NIKE, Inc., “B”	15,710	1,435,580

		$11,562,807
Automotive - 1.3%
Johnson Controls, Inc.	100,150	$2,578,863

Broadcasting - 2.9%
Publicis Groupe	51,017	$2,748,514
Viacom, Inc., “B”	33,800	1,732,926
Walt Disney Co.	22,800	1,118,796

		$5,600,236
Brokerage & Asset Managers - 3.7%
BM&F Bovespa S.A.	325,800	$2,085,325
Charles Schwab Corp.	86,780	1,178,472
CME Group, Inc.	17,700	989,961
Franklin Resources, Inc.	22,910	2,927,898

		$7,181,656
Business Services - 8.2%
Accenture PLC, “A”	56,250	$3,791,813
Brenntag AG	13,895	1,751,293
Cognizant Technology Solutions Corp., “A” (a)	24,890	1,658,919

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Compass Group PLC	384,380	$4,217,994
Intertek Group PLC	20,949	953,004
LPS Brasil - Consultoria de Imoveis S.A.	69,900	1,201,108
MSCI, Inc., “A” (a)	50,320	1,355,621
Verisk Analytics, Inc., “A” (a)	20,440	1,042,440

		$15,972,192
Chemicals - 0.5%
Monsanto Co.	12,030	$1,035,422

Computer Software - 3.9%
Autodesk, Inc. (a)	35,390	$1,126,818
Check Point Software Technologies Ltd. (a)	47,870	2,131,651
Dassault Systemes S.A.	11,007	1,159,742
Oracle Corp.	103,400	3,210,570

		$7,628,781
Computer Software - Systems - 3.5%
Apple, Inc.	6,520	$3,880,052
EMC Corp. (a)	47,520	1,160,438
International Business Machines Corp.	9,030	1,756,606

		$6,797,096
Consumer Products - 5.5%
Colgate-Palmolive Co.	37,160	$3,900,314
Procter & Gamble Co.	46,730	3,235,585
Reckitt Benckiser Group PLC	58,193	3,521,586

		$10,657,485
Electrical Equipment - 8.4%
Amphenol Corp., “A”	25,900	$1,557,367
Danaher Corp.	80,740	4,176,680
Legrand S.A.	80,655	3,106,958
Mettler-Toledo International, Inc. (a)	12,600	2,134,062
Schneider Electric S.A.	21,794	1,362,556
Sensata Technologies Holding B.V. (a)	86,590	2,439,240
W.W. Grainger, Inc.	7,300	1,470,293

		$16,247,156
Electronics - 4.7%
ASML Holding N.V.	18,820	$1,034,535
Microchip Technology, Inc.	92,970	2,914,610

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Samsung Electronics Co. Ltd.	1,655	$1,987,942
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	198,018	3,148,486

		$9,085,573
Energy - Independent - 1.7%
Occidental Petroleum Corp.	40,820	$3,223,147

Food & Beverages - 4.6%
Groupe Danone	82,824	$5,091,184
M Dias Branco S.A Industria e Comercio de Alimentos	400	13,431
Mead Johnson Nutrition Co., “A”	17,350	1,069,801
Nestle S.A.	17,499	1,110,481
PepsiCo, Inc.	22,880	1,584,211

		$8,869,108
Food & Drug Stores - 0.3%
Sundrug Co. Ltd.	15,300	$563,281

General Merchandise - 1.5%
Kohl’s Corp.	19,480	$1,037,894
Lojas Renner S.A.	21,200	784,934
Target Corp.	16,030	1,021,913

		$2,844,741
Internet - 2.8%
Google, Inc., “A” (a)	5,930	$4,031,036
Yahoo Japan Corp.	3,970	1,366,102

		$5,397,138
Machinery & Tools - 1.4%
Schindler Holding AG	21,059	$2,774,551

Major Banks - 2.0%
HSBC Holdings PLC	152,098	$1,494,288
Standard Chartered PLC	102,831	2,428,583

		$3,922,871
Medical & Health Technology & Services - 1.3%
Diagnosticos da America S.A.	90,900	$604,195
Fresenius Medical Care AG & Co. KGaA	13,143	923,143
Patterson Cos., Inc.	27,940	933,196

		$2,460,534

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - 6.3%
DENTSPLY International, Inc.	77,330	$2,848,837
Essilor International S.A.	11,118	1,002,257
Sonova Holding AG	24,477	2,461,367
St. Jude Medical, Inc.	36,430	1,393,812
Thermo Fisher Scientific, Inc.	47,030	2,871,652
Waters Corp. (a)	20,250	1,656,653

		$12,234,578
Metals & Mining - 1.7%
Rio Tinto PLC	65,320	$3,272,458

Oil Services - 2.1%
National Oilwell Varco, Inc.	10,560	$778,272
Schlumberger Ltd.	48,350	3,361,776

		$4,140,048
Other Banks & Diversified Financials - 6.1%
Credicorp Ltd.	15,190	$1,964,675
HDFC Bank Ltd.	106,527	1,255,868
Itau Unibanco Holding S.A., ADR	118,290	1,724,668
Julius Baer Group Ltd.	70,946	2,460,599
MasterCard, Inc., “A”	3,330	1,534,897
Visa, Inc., “A”	20,080	2,786,301

		$11,727,008
Pharmaceuticals - 2.1%
Allergan, Inc.	13,680	$1,230,106
Bayer AG	21,069	1,834,864
Johnson & Johnson	14,690	1,040,346

		$4,105,316
Railroad & Shipping - 1.0%
Kuehne & Nagel International AG	17,140	$2,000,556

Real Estate - 0.1%
Brasil Brokers Participacoes S.A.	79,900	$224,234

Restaurants - 1.2%
McDonald’s Corp.	25,740	$2,234,232

Specialty Chemicals - 3.3%
Croda International PLC	21,510	$764,006
L’Air Liquide S.A.	8,266	974,972

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Linde AG	11,800	$1,984,470
Praxair, Inc.	16,140	1,714,229
Symrise AG	27,293	981,148

		$6,418,825
Specialty Stores - 1.1%
Industria de Diseno Textil S.A.	17,196	$2,194,089

Telecommunications - Wireless - 0.5%
MTN Group Ltd.	50,655	$913,357

Trucking - 1.2%
Expeditors International of Washington, Inc.	61,810	$2,262,864
Total Common Stocks (Identified Cost, $174,682,690)		$191,495,977

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	1,568,106	$1,568,106
Total Investments (Identified Cost, $176,250,796)		$193,064,083

Other Assets, Less Liabilities - 0.4%		869,422
Net Assets - 100.0%		$193,933,505

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $174,682,690)	$191,495,977
Underlying affiliated funds, at cost and value	1,568,106
Total investments, at value (identified cost, $176,250,796)	$193,064,083
Cash	83,582
Receivables for
Investments sold	978,055
Fund shares sold	105,249
Interest and dividends	298,792
Total assets	$194,529,761
Liabilities
Payables for
Investments purchased	$102,239
Fund shares reacquired	301,759
Payable to affiliates
Investment adviser	14,602
Shareholder servicing costs	101,749
Distribution and service fees	5,108
Payable for independent Trustees’ compensation	25,133
Accrued expenses and other liabilities	45,666
Total liabilities	$596,256
Net assets	$193,933,505
Net assets consist of
Paid-in capital	$180,185,909
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	16,819,887
Accumulated net realized gain (loss) on investments and foreign currency	(3,506,357)
Undistributed net investment income	434,066
Net assets	$193,933,505
Shares of beneficial interest outstanding	7,133,099

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$159,904,535	5,824,776	$27.45
Class B	7,965,516	316,403	25.18
Class C	11,303,825	453,491	24.93
Class I	7,512,760	268,149	28.02
Class R1	763,097	30,667	24.88
Class R2	3,250,126	121,433	26.76
Class R3	2,942,024	107,583	27.35
Class R4	291,622	10,597	27.52

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.12 [100 / 94.25 x $27.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$3,736,738
Interest	50,548
Dividends from underlying affiliated funds	2,156
Foreign taxes withheld	(153,352)
Total investment income	$3,636,090
Expenses
Management fee	$1,761,935
Distribution and service fees	637,693
Shareholder servicing costs	392,635
Administrative services fee	38,826
Independent Trustees’ compensation	9,693
Custodian fee	90,164
Shareholder communications	24,693
Audit and tax fees	65,774
Legal fees	2,617
Miscellaneous	119,461
Total expenses	$3,143,491
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(699)
Net expenses	$3,142,786
Net investment income	$493,304
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$5,283,297
Foreign currency	(27,274)
Net realized gain (loss) on investments and foreign currency	$5,256,023
Change in unrealized appreciation (depreciation)
Investments	$9,108,940
Translation of assets and liabilities in foreign currencies	(14,232)
Net unrealized gain (loss) on investments and foreign currency translation	$9,094,708
Net realized and unrealized gain (loss) on investments and foreign currency	$14,350,731
Change in net assets from operations	$14,844,035

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$493,304	$734,646
Net realized gain (loss) on investments and foreign currency	5,256,023	13,222,696
Net unrealized gain (loss) on investments and foreign currency translation	9,094,708	(7,707,674)
Change in net assets from operations	$14,844,035	$6,249,668
Distributions declared to shareholders
From net investment income	$(513,017)	$(470,013)
Change in net assets from fund share transactions	$(21,012,800)	$(32,285,117)
Total change in net assets	$(6,681,782)	$(26,505,462)
Net assets
At beginning of period	200,615,287	227,120,749
At end of period (including undistributed net investment income of $434,066 and $481,053, respectively)	$193,933,505	$200,615,287

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$25.50	$24.88	$21.93	$17.35		$29.26
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.11	$0.08	$0.11		$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.93	0.57	2.96	4.47		(11.82)
Total from investment operations	$2.02	$0.68	$3.04	$4.58		$(11.74)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.09)	$(0.00	)(w)	$(0.17)
Net asset value, end of period (x)	$27.45	$25.50	$24.88	$21.93		$17.35
Total return (%) (r)(s)(t)(x)	7.98	2.73	13.92	26.40		(40.34)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53	1.55	1.70		1.62
Expenses after expense reductions (f)	1.53	1.53	1.55	1.67		1.52
Net investment income	0.33	0.42	0.34	0.59		0.30
Portfolio turnover	37	39	63	83		88
Net assets at end of period (000 omitted)	$159,905	$164,474	$183,544	$180,278		$153,184

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.49	$23.03	$20.37	$16.24	$27.42
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.08)	$(0.09)	$(0.03)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	1.79	0.54	2.75	4.16	(11.07)
Total from investment operations	$1.69	$0.46	$2.66	$4.13	$(11.18)
Net asset value, end of period (x)	$25.18	$23.49	$23.03	$20.37	$16.24
Total return (%) (r)(s)(t)(x)	7.19	2.00	13.06	25.43	(40.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.28	2.28	2.30	2.43	2.27
Expenses after expense reductions (f)	2.28	2.28	2.30	2.43	2.27
Net investment loss	(0.43)	(0.35)	(0.43)	(0.19)	(0.47)
Portfolio turnover	37	39	63	83	88
Net assets at end of period (000 omitted)	$7,966	$9,854	$13,563	$17,219	$19,582

Class C	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.25	$22.81	$20.17	$16.08	$27.15
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.07)	$(0.09)	$(0.03)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	1.78	0.51	2.73	4.12	(10.96)
Total from investment operations	$1.68	$0.44	$2.64	$4.09	$(11.07)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.00	)(w)
Net asset value, end of period (x)	$24.93	$23.25	$22.81	$20.17	$16.08
Total return (%) (r)(s)(t)(x)	7.23	1.93	13.09	25.44	(40.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.28	2.28	2.30	2.42	2.27
Expenses after expense reductions (f)	2.28	2.28	2.30	2.41	2.27
Net investment loss	(0.42)	(0.31)	(0.41)	(0.19)	(0.45)
Portfolio turnover	37	39	63	83	88
Net assets at end of period (000 omitted)	$11,304	$11,327	$14,485	$13,598	$10,326

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.03	$25.39	$22.37	$17.73	$29.87
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.18	$0.14	$0.16	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.97	0.58	3.02	4.55	(12.05)
Total from investment operations	$2.13	$0.76	$3.16	$4.71	$(11.91)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)	$(0.14)	$(0.07)	$(0.23)
Net asset value, end of period (x)	$28.02	$26.03	$25.39	$22.37	$17.73
Total return (%) (r)(s)(x)	8.29	2.99	14.18	26.68	(40.16)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.28	1.30	1.42	1.27
Expenses after expense reductions (f)	1.28	1.28	1.30	1.41	1.27
Net investment income	0.58	0.67	0.60	0.84	0.54
Portfolio turnover	37	39	63	83	88
Net assets at end of period (000 omitted)	$7,513	$6,731	$6,788	$5,875	$4,306

Class R1	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$23.22	$22.77	$20.14	$16.05	$27.29
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.08)	$(0.08)	$(0.02)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	1.75	0.53	2.71	4.11	(10.95)
Total from investment operations	$1.66	$0.45	$2.63	$4.09	$(11.07)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.17)
Net asset value, end of period (x)	$24.88	$23.22	$22.77	$20.14	$16.05
Total return (%) (r)(s)(x)	7.15	1.98	13.06	25.48	(40.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.28	2.28	2.30	2.41	2.31
Expenses after expense reductions (f)	2.28	2.28	2.30	2.41	2.31
Net investment loss	(0.39)	(0.33)	(0.38)	(0.11)	(0.53)
Portfolio turnover	37	39	63	83	88
Net assets at end of period (000 omitted)	$763	$775	$791	$886	$632

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$24.84	$24.25		$21.37	$16.95	$28.77
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04		$0.02	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	0.55		2.90	4.36	(11.66)
Total from investment operations	$1.92	$0.59		$2.92	$4.42	$(11.64)
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.04)	$—	$(0.18)
Net asset value, end of period (x)	$26.76	$24.84		$24.25	$21.37	$16.95
Total return (%) (r)(s)(x)	7.73	2.45		13.66	26.08	(40.70)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.78		1.80	1.93	1.79
Expenses after expense reductions (f)	1.78	1.78		1.80	1.93	1.79
Net investment income	0.09	0.14		0.10	0.36	0.06
Portfolio turnover	37	39		63	83	88
Net assets at end of period (000 omitted)	$3,250	$4,586		$5,250	$5,128	$4,808

Class R3	Years ended 10/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$25.41	$24.80		$21.86	$17.29	$29.16
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.11		$0.08	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.93	0.56		2.96	4.46	(11.78)
Total from investment operations	$2.02	$0.67		$3.04	$4.57	$(11.71)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)		$(0.10)	$—	$(0.16)
Net asset value, end of period (x)	$27.35	$25.41		$24.80	$21.86	$17.29
Total return (%) (r)(s)(x)	8.00	2.72		13.93	26.43	(40.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.53		1.55	1.67	1.55
Expenses after expense reductions (f)	1.53	1.53		1.55	1.67	1.55
Net investment income	0.32	0.42		0.34	0.60	0.28
Portfolio turnover	37	39		63	83	88
Net assets at end of period (000 omitted)	$2,942	$2,693		$2,528	$2,168	$1,779

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$25.57	$24.95	$21.98	$17.41	$29.33
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.17	$0.14	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.95	0.57	2.97	4.44	(11.85)
Total from investment operations	$2.09	$0.74	$3.11	$4.63	$(11.71)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.12)	$(0.14)	$(0.06)	$(0.21)
Net asset value, end of period (x)	$27.52	$25.57	$24.95	$21.98	$17.41
Total return (%) (r)(s)(x)	8.28	2.96	14.21	26.73	(40.20)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.28	1.30	1.38	1.29
Expenses after expense reductions (f)	1.28	1.28	1.30	1.38	1.29
Net investment income	0.51	0.67	0.60	1.03	0.54
Portfolio turnover	37	39	63	83	88
Net assets at end of period (000 omitted)	$292	$175	$171	$146	$46

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Growth Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

26

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

27

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$97,569,915	$—	$—	$97,569,915
France	24,636,167	—	—	24,636,167
United Kingdom	21,076,818	12,599	—	21,089,417
Switzerland	12,421,745	—	—	12,421,745
Brazil	7,726,832	—	—	7,726,832
Germany	7,474,918	—	—	7,474,918
Taiwan	3,148,486	—	—	3,148,486
Hong Kong	2,563,751	—	—	2,563,751
Netherlands	2,487,782	—	—	2,487,782
Other Countries	12,376,964	—	—	12,376,964
Mutual Funds	1,568,106	—	—	1,568,106
Total Investments	$193,051,484	$12,599	$—	$193,064,083

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $62,372,327 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

28

Notes to Financial Statements – continued

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

29

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$513,017	$470,013

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/12
Cost of investments	$176,385,063
Gross appreciation	25,988,934
Gross depreciation	(9,309,914)
Net unrealized appreciation (depreciation)	$16,679,020
Undistributed ordinary income	459,188
Capital loss carryforwards	(3,372,090)
Other temporary differences	(18,522)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
10/31/17	$(3,372,090)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

30

Notes to Financial Statements – continued

income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/12	Year ended 10/31/11
Class A	$467,829	$429,431
Class I	35,928	32,194
Class R2	—	907
Class R3	8,269	6,647
Class R4	991	834
Total	$513,017	$470,013

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,703 for the year ended October 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

31

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$403,459
Class B	0.75%	0.25%	1.00%	1.00%	87,924
Class C	0.75%	0.25%	1.00%	1.00%	113,581
Class R1	0.75%	0.25%	1.00%	1.00%	7,906
Class R2	0.25%	0.25%	0.50%	0.50%	17,920
Class R3	—	0.25%	0.25%	0.25%	6,903
Total Distribution and Service Fees					$637,693

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2012, were as follows:

Class A	$168
Class B	9,081
Class C	901

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2012, the fee was $165,026, which equated to 0.0843% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $227,609.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0198% of the fund’s average daily net assets.

32

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $527 and the Retirement Deferral plan resulted in an expense of $2,996. Both amounts are included in “independent Trustees’ compensation” for the year ended October 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $25,073 at October 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,745 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $699, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

At October 31, 2012, MFS held 61% of the outstanding shares of Class R4.

33

Notes to Financial Statements – continued

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $71,397,356 and $93,551,743, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	315,156	$8,265,686	397,763	$10,337,265
Class B	28,776	699,415	38,754	930,719
Class C	56,057	1,339,208	39,177	925,238
Class I	49,658	1,359,885	34,344	902,016
Class R1	4,603	110,551	5,011	117,591
Class R2	15,154	395,137	25,666	646,865
Class R3	17,408	456,130	18,958	489,091
Class R4	3,697	98,157	81	2,097
	490,509	$12,724,169	559,754	$14,350,882

Shares issued to shareholders in reinvestment of distributions
Class A	17,944	$424,920	15,241	$393,069
Class I	1,371	33,065	1,113	29,242
Class R2	—	—	33	834
Class R3	350	8,269	259	6,647
Class R4	42	991	32	834
	19,707	$467,245	16,678	$430,626

Shares reacquired
Class A	(958,704)	$(25,209,492)	(1,340,941)	$(34,753,607)
Class B	(131,972)	(3,183,439)	(207,981)	(4,970,316)
Class C	(89,650)	(2,167,380)	(187,239)	(4,147,439)
Class I	(41,454)	(1,103,756)	(44,205)	(1,186,856)
Class R1	(7,308)	(169,996)	(6,373)	(145,653)
Class R2	(78,292)	(1,952,000)	(57,658)	(1,467,820)
Class R3	(16,184)	(418,139)	(15,166)	(391,732)
Class R4	—	(12)	(119)	(3,202)
	(1,323,564)	$(34,204,214)	(1,859,682)	$(47,066,625)

34

Notes to Financial Statements – continued

	Year ended 10/31/12		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Net change
Class A	(625,604)	$(16,518,886)	(927,937)	$(24,023,273)
Class B	(103,196)	(2,484,024)	(169,227)	(4,039,597)
Class C	(33,593)	(828,172)	(148,062)	(3,222,201)
Class I	9,575	289,194	(8,748)	(255,598)
Class R1	(2,705)	(59,445)	(1,362)	(28,062)
Class R2	(63,138)	(1,556,863)	(31,959)	(820,121)
Class R3	1,574	46,260	4,051	104,006
Class R4	3,739	99,136	(6)	(271)
	(813,348)	$(21,012,800)	(1,283,250)	$(32,285,117)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2012, the funds commitment fee and interest expense were $1,316 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,002,486	33,741,159	(33,175,539)	1,568,106

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,156	$1,568,106

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the portfolios comprising MFS Series Trust VIII) (the “Fund”) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
David Antonelli Jeffrey Constantino

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense

42

Board Review of Investment Advisory Agreement – continued

information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

43

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other

44

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

45

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,893,540. The fund intends to pass through foreign tax credits of $81,397 for the fiscal year.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2012

MFS® STRATEGIC INCOME FUND

MFO-ANN

MFS® STRATEGIC INCOME FUND

Note to Shareholders: At a meeting held June 19, 2012, the Board of Trustees of the MFS Strategic Income Fund (the fund) approved investing some or all of the fund’s assets currently invested in high income debt instruments in the MFS High Yield Pooled Portfolio, a mutual fund advised by MFS that normally invests at least 80% of its assets in high income debt instruments (the “High Yield Pooled Portfolio”). The High Yield Pooled Portfolio will not charge a management fee, distribution and/or service fees, or sales charges. The investment in the MFS High Yield Pooled Portfolio is anticipated to occur in early 2013.

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	45.9%
High Yield Corporates	29.5%
Non-U.S. Government Bonds	13.0%
Emerging Markets Bonds	5.9%
Mortgage-Backed Securities	1.0%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Debt Obligations	0.5%
Asset-Backed Securities	0.4%
U.S. Government Agencies	0.1%
Floating Rate Loans (o)	0.0%
U.S. Treasury Securities	(3.2)%

Composition including fixed income credit quality (a)(i)
AAA	5.9%
AA	4.0%
A	20.6%
BBB	33.3%
BB	13.2%
B	14.0%
CCC	4.8%
CC	0.2%
C	0.1%
Federal Agencies	1.1%
Not Rated	(3.2)%
Non-Fixed Income	0.4%
Cash & Other	5.6%

Portfolio facts (i)
Average Duration (d)	4.9
Average Effective Maturity (m)	7.7 yrs.

Issuer country weightings (i)(x)
United States	65.1%
United Kingdom	5.9%
Japan	3.0%
France	2.7%
Netherlands	2.6%
Canada	2.1%
Germany	1.9%
Australia	1.9%
Italy	1.7%
Other Countries	13.1%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2012, Class A shares of the MFS Strategic Income Fund (the “fund”) provided a total return of 9.98%, at net asset value. This compares with a return of 13.58% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective February 28, 2012 the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays U.S. High-Yield Corporate Bond Index generated a return of 13.61% over the reporting period. Over the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of 9.21%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Detractors from performance

Relative to the Blended Index, the fund’s lesser exposure to emerging markets debt, particularly to Venezuela and the Philippines, hindered results as this market segment turned in strong performance over the reporting period.

Management Review – continued

Contributors to Performance

Relative to the Blended Index, the fund’s greater exposure to high-grade corporate bonds in the financial and industrial sectors benefited performance as both sectors outperformed the benchmark amidst a resilient economic environment.

Credit quality, particularly the fund’s greater relative exposure to “BBB”(r) and above rated securities, also contributed to performance as these quality segments performed well during the reporting period.

The fund’s return from yield, which was greater than that of the Blended Index, was an additional positive factor for relative performance.

Respectfully,

William Adams	David Cole	James Calmas	Robert Persons
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/29/87	9.98%	6.78%	7.16%
B	9/07/93	9.22%	6.08%	6.44%
C	9/01/94	9.23%	6.12%	6.46%
I	1/08/97	10.27%	7.07%	7.46%
Comparative benchmarks
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		13.58%	9.54%	11.14%
Barclays U.S. High-Yield Corporate Bond Index (f)(z)		13.61%	9.40%	11.18%
MFS Strategic Income Blended Index - Current (f)(s)(z)		9.21%	7.90%	8.36%
MFS Strategic Income Blended Index - Prior (f)(y)(z)		9.22%	7.86%	8.37%
Barclays U.S. Government/Mortgage Bond Index (f)		3.53%	5.97%	5.00%
Barclays U.S. Credit Bond Index (f)		9.71%	7.88%	6.69%
Citigroup World Government Bond Non-Dollar Index (f)		1.55%	6.00%	7.20%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		5.90%	4.50%	4.37%
JPMorgan Emerging Markets Bond Index Global (f)		16.33%	9.98%	11.94%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		4.76%	5.74%	6.64%
B With CDSC (Declining over six years from 4% to 0%) (x)		5.22%	5.77%	6.44%
C With CDSC (1% for 12 months) (x)		8.23%	6.12%	6.46%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(s)	MFS Strategic Income Blended Index - Current is at a point in time and allocations during the period can change. As of October 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 26% Barclays U.S. Government/Mortgage Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.
(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Strategic Income Blended Index - Prior is at a point in time and allocations during the period can change. As of October 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 26% Barclays U.S. Government/Mortgage Bond Index, 33% Barclays U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.
(z)	Effective February 28, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary

Performance Summary – continued

benchmark. Also, MFS Strategic Income Blended Index - Current replaced the MFS Strategic Income Blended Index - Prior as a secondary fund benchmark. The fund’s investment adviser believes the Barclays High-Yield Corporate Bond 2% Issuer Capped Index and the MFS Strategic Income Blended Index - Current better reflect the investment policies and strategies of the fund.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2012 through October 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2012 through October 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/12	Ending Account Value 10/31/12	Expenses Paid During Period (p) 5/01/12-10/31/12
A	Actual	1.05%	$1,000.00	$1,051.08	$5.41
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33
B	Actual	1.80%	$1,000.00	$1,047.44	$9.26
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
C	Actual	1.80%	$1,000.00	$1,047.52	$9.26
	Hypothetical (h)	1.80%	$1,000.00	$1,016.09	$9.12
I	Actual	0.80%	$1,000.00	$1,052.44	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.8%
Issuer	Shares/Par		Value ($)
Aerospace - 0.7%
Bombardier, Inc., 7.5%, 2018 (n)		$470,000	$537,563
Bombardier, Inc., 7.75%, 2020 (n)		155,000	181,156
CPI International, Inc., 8%, 2018		320,000	305,600
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	100,000	111,469
Huntington Ingalls Industries, Inc., 7.125%, 2021		$650,000	698,750
Kratos Defense & Security Solutions, Inc., 10%, 2017		430,000	464,400

			$2,298,938
Airlines - 0.3%
Continental Airlines, Inc., FRN, 0.768%, 2013		$929,684	$911,091

Apparel Manufacturers - 0.3%
Hanesbrands, Inc., 8%, 2016		$135,000	$149,008
Hanesbrands, Inc., 6.375%, 2020		165,000	180,056
Jones Group, Inc., 6.875%, 2019		270,000	279,450
Levi Strauss & Co., 6.875%, 2022		45,000	46,744
Phillips-Van Heusen Corp., 7.375%, 2020		390,000	436,800

			$1,092,058
Asset-Backed & Securitized - 1.7%
Anthracite Ltd., “A”, CDO, FRN, 0.57%, 2019 (z)		$296,151	$288,748
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040 (z)		444,519	288,211
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)		529,724	539,682
Crest Ltd., “A1” CDO, FRN, 0.842%, 2018 (z)		297,117	291,175
Crest Ltd., CDO, 7%, 2040 (a)(p)		475,778	23,789
Falcon Franchise Loan LLC, FRN, 5.51%, 2023 (i)(z)		1,055,758	100,297
Falcon Franchise Loan LLC, FRN, 5.91%, 2025 (i)(z)		851,170	133,634
First Union-Lehman Brothers Bank of America, FRN, 0.452%, 2035 (i)		8,678,864	148,244
GMAC LLC, FRN, 6.02%, 2033 (z)		650,947	666,484
Hertz Global Holdings, Inc., 4.26%, 2014 (n)		641,667	647,241
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)		310,000	316,721
KKR Financial CLO Ltd., “C”, FRN, 1.76%, 2021 (n)		523,730	455,645
Morgan Stanley Capital I, Inc., FRN, 1.381%, 2039 (i)(z)		3,304,962	62,794
Prudential Securities Secured Financing Corp., FRN, 7.166%, 2013 (z)		875,000	873,328
Salomon Brothers Mortgage Securities, Inc., FRN, 7.158%, 2032 (z)		836,199	847,370

			$5,683,363

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - 1.9%
Accuride Corp., 9.5%, 2018	$575,000	$567,094
Allison Transmission, Inc., 7.125%, 2019 (n)	520,000	553,150
Ford Motor Co., 7.45%, 2031	105,000	132,825
Ford Motor Credit Co. LLC, 12%, 2015	1,523,000	1,877,098
Ford Motor Credit Co. LLC, 8.125%, 2020	135,000	171,578
General Motors Financial Co., Inc., 4.75%, 2017 (n)	15,000	15,357
General Motors Financial Co., Inc., 6.75%, 2018	480,000	532,152
Goodyear Tire & Rubber Co., 8.25%, 2020	80,000	86,900
Goodyear Tire & Rubber Co., 7%, 2022	135,000	141,581
Harley-Davidson Financial Services, 3.875%, 2016 (n)	1,130,000	1,220,871
Jaguar Land Rover PLC, 7.75%, 2018 (n)	150,000	159,750
Jaguar Land Rover PLC, 8.125%, 2021 (n)	580,000	624,950
Lear Corp., 8.125%, 2020	176,000	195,580

		$6,278,886
Biotechnology - 0.3%
Life Technologies Corp., 6%, 2020	$960,000	$1,148,994

Broadcasting - 3.0%
Allbritton Communications Co., 8%, 2018	$160,000	$173,600
AMC Networks, Inc., 7.75%, 2021	194,000	219,705
CBS Corp., 5.75%, 2020	260,000	314,399
CBS Corp., 3.375%, 2022	911,000	957,485
Clear Channel Communications, Inc., 9%, 2021	351,000	306,248
Clear Channel Worldwide Holdings, Inc., 7.625%, 2020	165,000	157,163
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	15,000	14,138
Hughes Network Systems LLC, 7.625%, 2021	190,000	211,375
Inmarsat Finance PLC, 7.375%, 2017 (n)	275,000	296,313
Intelsat Bermuda Ltd., 11.25%, 2017	550,000	577,500
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	430,000	452,575
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	270,000	267,975
LBI Media, Inc., 8.5%, 2017 (z)	190,000	46,075
Liberty Media Corp., 8.5%, 2029	260,000	279,500
Liberty Media Corp., 8.25%, 2030	175,000	187,250
Local TV Finance LLC, 9.25%, 2015 (p)(z)	254,002	258,130
NBCUniversal Media LLC, 5.95%, 2041	939,000	1,169,396
Newport Television LLC, 13%, 2017 (n)(p)	283,309	304,557
News America, Inc., 8.5%, 2025	415,000	573,518
Nexstar Broadcasting Group, Inc., 8.875%, 2017	130,000	141,700
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (z)	45,000	45,113
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	130,000	143,975
Sinclair Broadcast Group, Inc., 8.375%, 2018	50,000	55,750
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	180,000	204,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	$440,000	$486,200
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	45,000	45,000
Starz LLC/Starz Finance Corp., 5%, 2019 (n)	115,000	117,588
Townsquare Radio LLC, 9%, 2019 (z)	120,000	129,600
Univision Communications, Inc., 6.875%, 2019 (n)	390,000	398,775
Univision Communications, Inc., 7.875%, 2020 (n)	135,000	143,100
Univision Communications, Inc., 8.5%, 2021 (n)	225,000	226,125
Vivendi S.A., 4.75%, 2022 (n)	990,000	1,031,184

		$9,935,312
Brokerage & Asset Managers - 0.9%
BlackRock, Inc., 3.375%, 2022	$325,000	$347,470
Blackstone Holdings Finance Co. LLC, 4.75%, 2023 (n)	940,000	1,008,229
E*TRADE Financial Corp., 7.875%, 2015	225,000	228,094
E*TRADE Financial Corp., 12.5%, 2017	240,000	271,800
TD Ameritrade Holding Corp., 5.6%, 2019	1,045,000	1,224,508

		$3,080,101
Building - 1.0%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (z)	$45,000	$45,675
Building Materials Holding Corp., 6.875%, 2018 (n)	125,000	134,063
Building Materials Holding Corp., 7%, 2020 (n)	290,000	314,650
Building Materials Holding Corp., 6.75%, 2021 (n)	115,000	125,350
CRH PLC, 8.125%, 2018	590,000	707,306
HD Supply, Inc., 8.125%, 2019 (n)	145,000	159,500
HD Supply, Inc., 11.5%, 2020 (z)	125,000	131,563
Masonite International Corp., 8.25%, 2021 (n)	305,000	323,300
Nortek, Inc., 8.5%, 2021	435,000	467,625
Owens Corning, Inc., 4.2%, 2022	385,000	389,135
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	95,000	104,500
USG Corp., 6.3%, 2016	303,000	308,303
USG Corp., 7.875%, 2020 (n)	150,000	163,500

		$3,374,470
Business Services - 0.8%
Ceridian Corp., 12.25%, 2015 (p)	$195,000	$191,588
Ceridian Corp., 8.875%, 2019 (n)	90,000	95,400
Fidelity National Information Services, Inc., 7.625%, 2017	135,000	147,319
Fidelity National Information Services, Inc., 5%, 2022	230,000	234,600
iGate Corp., 9%, 2016	425,000	464,313
Iron Mountain, Inc., 8.375%, 2021	360,000	397,800
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)	285,000	277,875

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - continued
Lender Processing Services, Inc., 5.75%, 2023		$180,000	$190,350
SunGard Data Systems, Inc., 10.25%, 2015		43,000	43,989
SunGard Data Systems, Inc., 7.375%, 2018		120,000	129,150
Tencent Holdings Ltd., 3.375%, 2018 (n)		490,000	499,830

			$2,672,214
Cable TV - 2.1%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$70,000	$75,250
CCH II LLC, 13.5%, 2016		124,527	133,867
CCO Holdings LLC, 7.875%, 2018		465,000	502,200
CCO Holdings LLC, 8.125%, 2020		470,000	528,750
CCO Holdings LLC, 7.375%, 2020		130,000	145,600
Cequel Communications Holdings, 8.625%, 2017 (n)		160,000	171,200
DIRECTV Holdings LLC, 5.875%, 2019		370,000	442,620
DIRECTV Holdings LLC, 3.8%, 2022		1,230,000	1,281,562
DISH DBS Corp., 6.75%, 2021		170,000	189,338
EchoStar Corp., 7.125%, 2016		170,000	189,975
Myriad International Holdings B.V., 6.375%, 2017 (n)		271,000	306,908
Time Warner Cable, Inc., 8.25%, 2019		920,000	1,243,881
UPC Holding B.V., 9.875%, 2018 (n)		215,000	241,338
UPCB Finance III Ltd., 6.625%, 2020 (n)		421,000	450,470
Virgin Media Finance PLC, 8.375%, 2019		160,000	184,000
Virgin Media Finance PLC, 5.25%, 2022		310,000	323,950
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	225,000	320,068

			$6,730,977
Chemicals - 1.5%
Celanese U.S. Holdings LLC, 6.625%, 2018		$490,000	$534,100
Dow Chemical Co., 8.55%, 2019		1,410,000	1,912,111
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		360,000	363,600
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		70,000	62,825
Huntsman International LLC, 8.625%, 2021		375,000	426,563
INEOS Finance PLC, 8.375%, 2019 (n)		210,000	220,500
INEOS Group Holdings PLC, 8.5%, 2016 (n)		215,000	207,475
LyondellBasell Industries N.V., 6%, 2021		320,000	370,000
Momentive Performance Materials, Inc., 12.5%, 2014		200,000	207,000
Momentive Performance Materials, Inc., 11.5%, 2016		141,000	91,650
Polypore International, Inc., 7.5%, 2017		155,000	167,400
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		347,000	388,930

			$4,952,154

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - 0.7%
Infor U.S., Inc., 11.5%, 2018	$345,000	$399,338
Infor U.S., Inc., 9.375%, 2019	90,000	99,450
Nuance Communications, Inc., 5.375%, 2020 (n)	240,000	244,800
Oracle Corp., 5.375%, 2040	607,000	790,509
Seagate HDD Cayman, 6.875%, 2020	205,000	213,713
Syniverse Holdings, Inc., 9.125%, 2019	370,000	394,050
TransUnion Holding Co., Inc., 9.625%, 2018	130,000	137,475
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018	65,000	75,400

		$2,354,735
Computer Software - Systems - 0.3%
Audatex North America, Inc., 6.75%, 2018 (n)	$125,000	$134,063
CDW LLC/CDW Finance Corp., 12.535%, 2017	255,000	273,169
CDW LLC/CDW Finance Corp., 8.5%, 2019	365,000	389,638
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	255,000	280,500

		$1,077,370
Conglomerates - 0.5%
Amsted Industries, Inc., 8.125%, 2018 (n)	$545,000	$585,875
Dynacast International LLC, 9.25%, 2019	215,000	225,750
Griffon Corp., 7.125%, 2018	425,000	448,375
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	375,000	419,926

		$1,679,926
Consumer Products - 0.7%
Easton-Bell Sports, Inc., 9.75%, 2016	$240,000	$258,602
Elizabeth Arden, Inc., 7.375%, 2021	280,000	312,550
FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)	20,000	21,700
Jarden Corp., 7.5%, 2020	315,000	344,925
Libbey Glass, Inc., 6.875%, 2020 (n)	95,000	101,175
Mattel, Inc., 5.45%, 2041	478,000	564,799
Newell Rubbermaid, Inc., 4.7%, 2020	570,000	635,244

		$2,238,995
Consumer Services - 0.5%
Experian Finance PLC, 2.375%, 2017 (n)	$353,000	$361,389
Service Corp. International, 7%, 2017	975,000	1,116,375

		$1,477,764
Containers - 0.7%
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	$260,000	$279,175
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	220,000	228,800
Ball Corp., 5%, 2022	160,000	168,800
Greif, Inc., 6.75%, 2017	915,000	1,008,788

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - continued
Reynolds Group, 7.125%, 2019	$180,000	$191,700
Reynolds Group, 9.875%, 2019	100,000	104,750
Reynolds Group, 5.75%, 2020 (n)	165,000	166,650
Reynolds Group, 8.25%, 2021	205,000	201,413

		$2,350,076
Defense Electronics - 0.8%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,297,000	$1,425,937
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	380,000	457,583
Ducommun, Inc., 9.75%, 2018	325,000	343,688
MOOG, Inc., 7.25%, 2018	255,000	270,300

		$2,497,508
Electrical Equipment - 0.3%
Avaya, Inc., 9.75%, 2015	$200,000	$178,000
Avaya, Inc., 7%, 2019 (n)	80,000	73,000
Ericsson, Inc., 4.125%, 2022	670,000	703,340

		$954,340
Electronics - 0.4%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$505,000	$540,350
Nokia Corp., 5.375%, 2019	110,000	91,025
Sensata Technologies B.V., 6.5%, 2019 (n)	500,000	527,500
Tyco Electronics Group S.A., 3.5%, 2022	275,000	286,336

		$1,445,211
Emerging Market Quasi-Sovereign - 2.8%
Banco do Nordeste do Brasil (BNB), 4.375%, 2019 (n)	$254,000	$263,525
CEZ A.S., 4.25%, 2022 (n)	452,000	484,092
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	204,000	219,015
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	494,000	553,596
Comision Federal de Electricidad, 5.75%, 2042 (n)	639,000	725,265
Development Bank of Kazakhstan, 5.5%, 2015 (n)	283,000	308,810
Gaz Capital S.A., 9.25%, 2019	177,000	230,985
Gaz Capital S.A., 5.999%, 2021 (n)	570,000	643,530
Gazprom, 4.375%, 2022 (n)	201,000	201,503
Korea Gas Corp., 2.25%, 2017 (n)	700,000	705,158
Pertamina PT, 6%, 2042 (n)	201,000	227,130
Petrobras International Finance Co., 7.875%, 2019	494,000	625,419
Petrobras International Finance Co., 6.75%, 2041	414,000	529,347
Petroleos Mexicanos, 5.5%, 2021	542,000	632,785
Petroleos Mexicanos, 4.875%, 2022	344,000	385,280
Petroleos Mexicanos, 6.5%, 2041	292,000	362,445
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	200,000	225,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
PTT PLC, 3.375%, 2022 (z)	$331,000	$326,552
PTT PLC, 4.5%, 2042 (z)	354,000	352,033
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	575,296	634,839
Sberbank of Russia, 6.125%, 2022 (n)	285,000	318,924
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)	200,000	216,795

		$9,172,528
Emerging Market Sovereign - 0.6%
Republic of Colombia, 6.125%, 2041	$210,000	$286,650
Republic of Indonesia, 4.875%, 2021 (n)	200,000	228,000
Republic of Philippines, 5.5%, 2026	200,000	253,000
Republic of Philippines, 6.375%, 2034	300,000	417,000
Republic of Slovakia, 4.375%, 2022 (n)	600,000	640,434
Russian Federation, 5.625%, 2042 (n)	200,000	240,260

		$2,065,344
Energy - Independent - 3.3%
BreitBurn Energy Partners LP, 8.625%, 2020	$140,000	$151,550
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	340,000	351,900
Carrizo Oil & Gas, Inc., 8.625%, 2018	105,000	113,138
Chaparral Energy, Inc., 7.625%, 2022 (n)	340,000	359,550
Chesapeake Energy Corp., 6.875%, 2020	270,000	286,200
Concho Resources, Inc., 8.625%, 2017	175,000	191,625
Concho Resources, Inc., 6.5%, 2022	365,000	400,588
Continental Resources, Inc., 8.25%, 2019	320,000	360,800
Denbury Resources, Inc., 8.25%, 2020	460,000	520,950
Energy XXI Gulf Coast, Inc., 9.25%, 2017	510,000	575,025
EQT Corp., 4.875%, 2021	431,000	466,604
Everest Acquisition LLC/Everest Acquisition Finance, Inc., 9.375%, 2020 (n)	735,000	812,175
EXCO Resources, Inc., 7.5%, 2018	270,000	253,800
Harvest Operations Corp., 6.875%, 2017	455,000	498,225
Hess Corp., 8.125%, 2019	270,000	359,829
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	115,000	125,925
Laredo Petroleum, Inc., 9.5%, 2019	200,000	227,000
LINN Energy LLC, 6.5%, 2019	115,000	115,863
LINN Energy LLC, 8.625%, 2020	220,000	240,625
LINN Energy LLC, 7.75%, 2021	206,000	219,905
MEG Energy Corp., 6.5%, 2021 (n)	75,000	80,438
Newfield Exploration Co., 6.875%, 2020	450,000	487,125
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	787,000	686,658
Plains Exploration & Production Co., 8.625%, 2019	295,000	325,238
Plains Exploration & Production Co., 6.5%, 2020	110,000	110,000
Plains Exploration & Production Co., 6.75%, 2022	165,000	165,825

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
QEP Resources, Inc., 6.875%, 2021	$525,000	$598,500
Range Resources Corp., 8%, 2019	190,000	209,950
Range Resources Corp., 5%, 2022	105,000	109,725
Samson Investment Co., 9.75%, 2020 (n)	180,000	189,900
SandRidge Energy, Inc., 8%, 2018 (n)	505,000	530,250
SM Energy Co., 6.5%, 2021	280,000	294,700
Talisman Energy, Inc., 7.75%, 2019	120,000	154,794
Whiting Petroleum Corp., 6.5%, 2018	205,000	221,144

		$10,795,524
Energy - Integrated - 1.0%
BP Capital Markets PLC, 4.5%, 2020	$272,000	$319,405
BP Capital Markets PLC, 4.742%, 2021	760,000	899,231
Cenovus Energy, Inc., 4.5%, 2014	320,000	342,721
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	534,000	632,790
Petro-Canada Financial Partnership, 5%, 2014	860,000	932,961

		$3,127,108
Engineering - Construction - 0.1%
BakerCorp International, Inc., 8.25%, 2019	$230,000	$230,000

Entertainment - 0.4%
AMC Entertainment, Inc., 8.75%, 2019	$455,000	$502,775
AMC Entertainment, Inc., 9.75%, 2020	295,000	331,138
Cedar Fair LP, 9.125%, 2018	190,000	214,938
Cinemark USA, Inc., 8.625%, 2019	385,000	426,388

		$1,475,239
Financial Institutions - 2.9%
Ally Financial, Inc., 5.5%, 2017	$730,000	$772,467
CIT Group, Inc., 5.25%, 2014 (n)	400,000	415,000
CIT Group, Inc., 5.25%, 2018	330,000	350,625
CIT Group, Inc., 6.625%, 2018 (n)	394,000	439,310
CIT Group, Inc., 5.5%, 2019 (n)	335,000	357,194
General Electric Capital Corp., 6%, 2019	300,000	367,473
General Electric Capital Corp., 5.5%, 2020	710,000	844,669
General Electric Capital Corp., 3.15%, 2022	813,000	827,056
GMAC, Inc., 8%, 2031	60,000	71,400
Icahn Enterprises LP, 8%, 2018	140,000	150,500
Icahn Enterprises LP, 8%, 2018 (n)	47,000	50,525
International Lease Finance Corp., 4.875%, 2015	125,000	129,375
International Lease Finance Corp., 8.625%, 2015	135,000	152,010
International Lease Finance Corp., 7.125%, 2018 (n)	390,000	458,250
LeasePlan Corp. N.V., 3%, 2017 (z)	870,000	880,029

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015		$485,000	$524,406
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)		115,000	127,075
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)		90,000	92,700
NYSE Euronext, 2%, 2017		714,000	726,938
PHH Corp., 9.25%, 2016		270,000	311,850
PHH Corp., 7.375%, 2019		225,000	240,750
SLM Corp., 8.45%, 2018		210,000	249,570
SLM Corp., 8%, 2020		770,000	891,752
SLM Corp., 7.25%, 2022		55,000	60,638

			$9,491,562
Food & Beverages - 2.6%
Anheuser-Busch InBev S.A., 7.75%, 2019		$1,100,000	$1,492,292
ARAMARK Corp., 8.5%, 2015		240,000	243,902
B&G Foods, Inc., 7.625%, 2018		480,000	517,200
Campbell Soup Co., 2.5%, 2022		363,000	368,154
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		101,000	111,105
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)		80,000	82,600
Kraft Foods Group, Inc., 6.125%, 2018 (n)		720,000	892,320
Mead Johnson Nutrition Co., “A”, 4.9%, 2019		263,000	304,413
Miller Brewing Co., 5.5%, 2013 (n)		1,370,000	1,424,108
Pernod Ricard S.A., 5.75%, 2021 (n)		594,000	719,387
Pinnacle Foods Finance LLC, 8.25%, 2017		80,000	86,000
SABMiller Holdings, Inc., 3.75%, 2022 (n)		904,000	994,255
TreeHouse Foods, Inc., 7.75%, 2018		250,000	273,750
Tyson Foods, Inc., 6.6%, 2016		560,000	645,473
Tyson Foods, Inc., 4.5%, 2022		448,000	474,880

			$8,629,839
Food & Drug Stores - 0.4%
CVS Caremark Corp., 5.75%, 2041		$1,020,000	$1,321,228

Forest & Paper Products - 0.3%
Boise, Inc., 8%, 2020		$280,000	$306,600
Georgia-Pacific Corp., 8%, 2024		29,000	40,715
Graphic Packaging Holding Co., 7.875%, 2018		190,000	209,950
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	195,000	278,024
Tembec Industries, Inc., 11.25%, 2018		$135,000	142,763
Xerium Technologies, Inc., 8.875%, 2018		108,000	91,260

			$1,069,312
Gaming & Lodging - 1.7%
Caesars Operating Escrow LLC, 8.5%, 2020 (n)		$270,000	$265,275
Choice Hotels International, Inc., 5.75%, 2022		45,000	49,275

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - continued
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		$315,000	$197
GWR Operating Partnership LLP, 10.875%, 2017		135,000	153,900
Harrah’s Operating Co., Inc., 11.25%, 2017		500,000	541,250
Host Hotels & Resorts, Inc., REIT 5.25%, 2022		175,000	193,375
Isle of Capri Casinos, Inc., 8.875%, 2020 (n)		270,000	284,175
Marriott International, Inc., 5.625%, 2013		630,000	638,005
MGM Mirage, 10.375%, 2014		45,000	50,569
MGM Mirage, 6.625%, 2015		110,000	116,875
MGM Resorts International, 11.375%, 2018		300,000	352,500
MGM Resorts International, 9%, 2020		250,000	278,750
Penn National Gaming, Inc., 8.75%, 2019		445,000	497,288
Pinnacle Entertainment, Inc., 8.75%, 2020		150,000	163,875
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)		45,000	48,600
Seven Seas Cruises S. DE R.L., 9.125%, 2019		365,000	379,144
Viking Cruises Ltd., 8.5%, 2022 (z)		185,000	191,013
Wyndham Worldwide Corp., 6%, 2016		4,000	4,479
Wyndham Worldwide Corp., 5.75%, 2018		760,000	850,224
Wyndham Worldwide Corp., 7.375%, 2020		170,000	203,872
Wynn Las Vegas LLC, 7.75%, 2020		290,000	325,525

			$5,588,166
Industrial - 0.7%
Altra Holdings, Inc., 8.125%, 2016		$170,000	$181,050
Hyva Global B.V., 8.625%, 2016 (n)		200,000	186,500
Johns Hopkins University, 5.25%, 2019		1,180,000	1,418,655
Mueller Water Products, Inc., 8.75%, 2020		219,000	251,303
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		140,000	148,750

			$2,186,258
Insurance - 2.0%
Allianz AG, FRN, 5.5%, 2049	EUR	947,000	$1,239,729
American International Group, Inc., 3%, 2015		$20,000	20,812
American International Group, Inc., 8.25%, 2018		280,000	363,733
American International Group, Inc., 8.175% to 2038, FRN to 2068		825,000	1,029,188
Metlife, Inc., 1.756%, 2017		223,000	226,632
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		400,000	556,000
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		430,000	460,273
Principal Financial Group, Inc., 8.875%, 2019		650,000	863,669
Prudential Financial, Inc., 6.2%, 2015		660,000	727,039
Unum Group, 7.125%, 2016		945,000	1,113,272

			$6,600,347

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Health - 0.6%
AMERIGROUP Corp., 7.5%, 2019		$140,000	$163,450
WellPoint, Inc., 3.3%, 2023		1,811,000	1,873,271

			$2,036,721
Insurance - Property & Casualty - 2.8%
Aon Corp., 3.5%, 2015		$760,000	$802,343
AXIS Capital Holdings Ltd., 5.75%, 2014		1,035,000	1,111,523
AXIS Capital Holdings Ltd., 5.875%, 2020		370,000	418,382
CNA Financial Corp., 5.875%, 2020		990,000	1,164,602
Liberty Mutual Group, Inc., 4.95%, 2022 (n)		757,000	826,690
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		365,000	543,850
PartnerRe Ltd., 5.5%, 2020		583,000	644,196
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		920,000	961,400
Travelers Cos., Inc., 3.9%, 2020		1,270,000	1,442,721
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)		1,095,000	1,168,913

			$9,084,620
International Market Quasi-Sovereign - 2.2%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$1,090,000	$1,347,928
ING Bank N.V., 3.9%, 2014 (n)		1,060,000	1,107,033
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		3,000,000	3,000,000
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		553,000	605,535
Vestjysk Bank A/S, FRN, 0.939%, 2013 (n)		710,000	711,586
Westpac Banking Corp., 3.45%, 2014 (n)		520,000	546,406

			$7,318,488
International Market Sovereign - 10.4%
Federal Republic of Germany, 3.75%, 2015	EUR	1,675,000	$2,345,278
Federal Republic of Germany, 4.25%, 2018	EUR	677,000	1,052,905
Federal Republic of Germany, 6.25%, 2030	EUR	564,000	1,165,991
Government of Australia, 5.75%, 2021	AUD	264,000	330,910
Government of Bermuda, 5.603%, 2020 (n)		$295,000	348,100
Government of Canada, 4.5%, 2015	CAD	546,000	593,512
Government of Canada, 4.25%, 2018	CAD	290,000	334,504
Government of Canada, 5.75%, 2033	CAD	86,000	133,817
Government of Japan, 1.7%, 2017	JPY	231,350,000	3,090,715
Government of Japan, 1.1%, 2020	JPY	121,000,000	1,583,330
Government of Japan, 2.1%, 2024	JPY	56,000,000	789,369
Government of Japan, 2.2%, 2027	JPY	123,300,000	1,730,719
Government of Japan, 2.4%, 2037	JPY	130,200,000	1,810,976
Kingdom of Belgium, 5.5%, 2017	EUR	728,000	1,135,959
Kingdom of Denmark, 3%, 2021	DKK	1,532,000	305,895
Kingdom of Spain, 4.6%, 2019	EUR	1,168,000	1,484,443
Kingdom of Sweden, 5%, 2020	SEK	1,100,000	211,416

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of the Netherlands, 3.75%, 2014	EUR	1,310,000	$1,803,704
Kingdom of the Netherlands, 5.5%, 2028	EUR	148,000	272,170
Republic of Austria, 4.65%, 2018	EUR	543,000	835,422
Republic of Finland, 3.875%, 2017	EUR	152,000	226,673
Republic of France, 6%, 2025	EUR	371,000	661,968
Republic of France, 4.75%, 2035	EUR	790,000	1,301,158
Republic of Iceland, 4.875%, 2016 (n)		$593,000	623,391
Republic of Iceland, 5.875%, 2022 (n)		113,000	123,187
Republic of Italy, 4.25%, 2015	EUR	619,000	833,078
Republic of Italy, 5.25%, 2017	EUR	1,872,000	2,586,020
Republic of Italy, 3.75%, 2021	EUR	709,000	874,492
State of Israel, 4%, 2022		$1,496,000	1,600,720
United Kingdom Treasury, 8%, 2015	GBP	746,000	1,488,160
United Kingdom Treasury, 8%, 2021	GBP	552,000	1,357,671
United Kingdom Treasury, 4.25%, 2036	GBP	513,000	1,014,055

			$34,049,708
Local Authorities - 0.5%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$820,000	$823,419
Province of Ontario, 5.45%, 2016		745,000	864,871

			$1,688,290
Machinery & Tools - 1.1%
Atlas Copco AB, 5.6%, 2017 (n)		$1,073,000	$1,259,072
Case Corp., 7.25%, 2016		145,000	162,400
Case New Holland, Inc., 7.875%, 2017		775,000	910,625
CNH Capital LLC, 3.875%, 2015 (z)		55,000	56,375
CNH Capital LLC, 6.25%, 2016 (n)		75,000	81,000
H&E Equipment Services LLC, 7%, 2022 (n)		120,000	124,800
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		215,000	226,825
RSC Equipment Rental, Inc., 8.25%, 2021		315,000	348,075
UR Financing Escrow Corp., 5.75%, 2018 (n)		135,000	145,125
UR Financing Escrow Corp., 7.625%, 2022 (n)		139,000	152,205

			$3,466,502
Major Banks - 7.1%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$913,000	$989,665
Bank of America Corp., 7.375%, 2014		460,000	502,613
Bank of America Corp., 6.5%, 2016		1,305,000	1,517,799
Barclays Bank PLC, 5.125%, 2020		770,000	877,768
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		600,000	591,000
BNP Paribas, FRN, 3.129%, 2014		164,000	170,058
Commonwealth Bank of Australia, 5%, 2019 (n)		760,000	881,402

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Credit Suisse New York, 5.5%, 2014	$650,000	$693,070
DBS Bank Ltd., 2.35%, 2017 (n)	980,000	1,009,912
Goldman Sachs Group, Inc., 6%, 2014	450,000	482,508
Goldman Sachs Group, Inc., 5.75%, 2022	1,213,000	1,408,144
HSBC Holdings PLC, 4%, 2022	1,047,000	1,146,946
HSBC USA, Inc., 4.875%, 2020	930,000	1,024,215
ING Bank N.V., 3.75%, 2017 (n)	1,233,000	1,305,613
Intesa Sanpaolo S.p.A., FRN, 2.831%, 2014 (n)	590,000	581,787
JPMorgan Chase & Co., 2%, 2017	330,000	333,535
JPMorgan Chase & Co., 4.625%, 2021	870,000	981,379
Macquarie Bank Ltd., 5%, 2017 (n)	769,000	835,234
Macquarie Group Ltd., 6%, 2020 (n)	428,000	466,905
Merrill Lynch & Co., Inc., 6.4%, 2017	400,000	471,665
Morgan Stanley, 6%, 2014	620,000	658,683
Morgan Stanley, 7.3%, 2019	250,000	300,830
Morgan Stanley, 5.625%, 2019	420,000	466,399
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	145,000	131,588
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	460,000	453,100
Royal Bank of Scotland PLC, 2.55%, 2015	471,000	482,828
Santander International Debt S.A., 2.991%, 2013 (n)	800,000	801,950
Standard Chartered PLC, 3.85%, 2015 (n)	850,000	898,831
UFJ Finance Aruba AEC, 6.75%, 2013	648,000	674,600
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	405,000	478,913
Westpac Banking Corp., 2%, 2017	1,580,000	1,619,568

		$23,238,508
Medical & Health Technology & Services - 3.1%
Aristotle Holding, Inc., 3.9%, 2022 (n)	$433,000	$473,295
Biomet, Inc., 6.5%, 2020 (n)	255,000	263,288
Cardinal Health, Inc., 5.8%, 2016	840,000	982,579
Davita, Inc., 6.375%, 2018	490,000	523,075
Davita, Inc., 6.625%, 2020	315,000	336,263
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	185,000	212,288
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	245,000	257,863
HCA, Inc., 8.5%, 2019	840,000	943,950
HCA, Inc., 7.5%, 2022	515,000	575,513
HCA, Inc., 5.875%, 2022	215,000	230,588
HealthSouth Corp., 8.125%, 2020	670,000	738,675
Hologic, Inc., 6.25%, 2020 (n)	45,000	47,700
Hospira, Inc., 6.05%, 2017	490,000	575,149
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	390,000	358,800
McKesson Corp., 5.7%, 2017	370,000	439,661
Owens & Minor, Inc., 6.35%, 2016	710,000	791,848

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Physio-Control International, Inc., 9.875%, 2019 (n)	$185,000	$202,575
Select Medical Corp., 7.625%, 2015	45,000	45,450
Tenet Healthcare Corp., 9.25%, 2015	190,000	214,225
Thermo Fisher Scientific, Inc., 3.15%, 2023	1,058,000	1,101,517
Truven Health Analytics, Inc., 10.625%, 2020 (z)	140,000	150,150
Universal Health Services, Inc., 7%, 2018	210,000	225,750
Universal Hospital Services, Inc., 7.625%, 2020 (n)	240,000	249,000
Universal Hospital Services, Inc., FRN, 4.111%, 2015	90,000	88,763

		$10,027,965
Metals & Mining - 0.9%
Arch Coal, Inc., 7.25%, 2020	$230,000	$203,550
Cloud Peak Energy, Inc., 8.25%, 2017	560,000	606,200
Cloud Peak Energy, Inc., 8.5%, 2019	60,000	66,150
Consol Energy, Inc., 8%, 2017	195,000	206,213
Consol Energy, Inc., 8.25%, 2020	200,000	212,000
First Quantum Minerals Ltd., 7.25%, 2019 (z)	200,000	204,000
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	230,000	230,000
Peabody Energy Corp., 6%, 2018	125,000	129,688
Peabody Energy Corp., 6.25%, 2021	125,000	129,063
Southern Copper Corp., 6.75%, 2040	450,000	533,943
Vale Overseas Ltd., 4.375%, 2022	421,000	448,133

		$2,968,940
Mortgage-Backed - 1.0%
Fannie Mae, 5.5%, 2019 - 2036	$1,095,720	$1,195,844
Fannie Mae, 6.5%, 2031	86,557	99,610
Fannie Mae, 6%, 2034 (f)	1,006,376	1,143,282
Freddie Mac, 4.224%, 2020	818,658	953,925

		$3,392,661
Natural Gas - Distribution - 0.6%
AmeriGas Finance LLC, 6.75%, 2020	$245,000	$263,375
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	175,000	168,875
GDF Suez, 1.625%, 2017 (n)	1,400,000	1,409,520

		$1,841,770
Natural Gas - Pipeline - 2.7%
Atlas Pipeline Partners LP, 8.75%, 2018	$465,000	$497,550
Crosstex Energy, Inc., 8.875%, 2018	430,000	461,175
El Paso Corp., 7%, 2017	410,000	468,440
El Paso Corp., 7.75%, 2032	465,000	554,929
Enbridge Energy Partners LP, 4.2%, 2021	1,190,000	1,313,415
Energy Transfer Equity LP, 7.5%, 2020	380,000	432,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
Energy Transfer Partners LP, 6.5%, 2042	$779,000	$979,364
Enterprise Products Partners LP, 6.3%, 2017	870,000	1,066,655
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	181,000	206,340
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	113,000	129,103
Kinder Morgan Energy Partners LP, 6.375%, 2041	1,070,000	1,392,638
MarkWest Energy Partners LP, 5.5%, 2023	205,000	215,250
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	147,000	140,018
Spectra Energy Capital LLC, 8%, 2019	679,000	907,550

		$8,764,677
Network & Telecom - 1.8%
AT&T, Inc., 5.5%, 2018	$660,000	$801,987
AT&T, Inc., 3.875%, 2021	670,000	762,790
Centurylink, Inc., 7.65%, 2042	810,000	828,701
Cincinnati Bell, Inc., 8.25%, 2017	90,000	96,300
Citizens Communications Co., 9%, 2031	185,000	197,488
France Telecom, 4.375%, 2014	640,000	677,600
Frontier Communications Corp., 8.125%, 2018	220,000	249,150
Qwest Communications International, Inc., 7.125%, 2018 (n)	270,000	285,193
Qwest Corp., 7.5%, 2014	560,000	623,045
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	120,000	123,300
Verizon Communications, Inc., 8.75%, 2018	690,000	962,769
Windstream Corp., 8.125%, 2018	55,000	59,538
Windstream Corp., 7.75%, 2020	315,000	339,413

		$6,007,274
Oil Services - 0.8%
Bristow Group, Inc., 6.25%, 2022	$120,000	$125,550
Chesapeake Energy Corp., 6.625%, 2019 (n)	100,000	95,250
Dresser-Rand Group, Inc., 6.5%, 2021	130,000	136,500
Edgen Murray Corp., 8.75%, 2020 (z)	260,000	258,050
Pioneer Energy Services Corp., 9.875%, 2018	285,000	308,513
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (z)	185,000	184,538
Transocean, Inc., 2.5%, 2017	314,000	318,013
Transocean, Inc., 6%, 2018	670,000	789,344
Unit Corp., 6.625%, 2021	190,000	193,800
Unit Corp., 6.625%, 2021 (n)	145,000	147,900

		$2,557,458
Other Banks & Diversified Financials - 3.1%
American Express Centurion Bank, 5.5%, 2013	$510,000	$521,827
Bancolombia S.A., 5.95%, 2021	398,000	459,690
Bancolombia S.A., 5.125%, 2022	49,000	51,205
BBVA Banco Continental S.A., 5%, 2022 (n)	40,000	42,600

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Citigroup, Inc., 6.375%, 2014		$630,000	$686,489
Citigroup, Inc., 6.01%, 2015		530,000	583,467
Citigroup, Inc., 8.5%, 2019		389,000	518,703
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		645,000	737,351
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		265,000	272,288
Lloyds TSB Bank PLC, 5.8%, 2020 (n)		645,000	758,877
PKO Finance AB, 4.63%, 2022 (n)		57,000	58,767
Rabobank Nederland N.V., 3.375%, 2017		525,000	564,633
Santander Holdings USA, Inc., 4.625%, 2016		130,000	135,901
Santander UK PLC, 8.963% to 2030, FRN to 2049		618,000	681,345
SunTrust Banks, Inc., 3.5%, 2017		622,000	668,980
Svenska Handelsbanken AB, 4.875%, 2014 (n)		910,000	960,050
Swedbank AB, 2.125%, 2017 (n)		615,000	621,009
U.S. Bancorp, 2.95%, 2022		416,000	429,168
Union Bank, 3%, 2016		1,250,000	1,324,890

			$10,077,240
Pharmaceuticals - 1.0%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	145,000	$212,844
Celgene Corp., 3.95%, 2020		$890,000	969,988
Pfizer, Inc., 6.2%, 2019		860,000	1,100,973
Teva Pharmaceutical Finance LLC, 5.55%, 2016		359,000	408,048
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		315,000	339,019
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		180,000	194,850

			$3,225,722
Pollution Control - 0.4%
Heckmann Corp., 9.875%, 2018		$230,000	$230,575
Republic Services, Inc., 5.25%, 2021		730,000	872,694
Rough Rider Escrow, Inc., 9.875%, 2018 (z)		75,000	75,375

			$1,178,644
Precious Metals & Minerals - 0.1%
IAMGOLD Corp., 6.75%, 2020 (n)		$213,000	$212,468

Printing & Publishing - 0.3%
American Media, Inc., 13.5%, 2018 (z)		$28,530	$26,105
Nielsen Finance LLC, 7.75%, 2018		270,000	303,750
Nielsen Finance LLC, 4.5%, 2020 (n)		140,000	139,300
Pearson Funding Four PLC, 3.75%, 2022 (n)		437,000	459,647

			$928,802

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Railroad & Shipping - 1.0%
Burlington Northern Santa Fe LLC, 3.05%, 2022	$1,290,000	$1,346,029
CSX Corp., 4.1%, 2044	1,905,000	1,930,495
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	125,000	139,688

		$3,416,212
Real Estate - 2.0%
Boston Properties LP, REIT, 3.7%, 2018	$420,000	$457,705
Boston Properties LP, REIT, 3.85%, 2023	916,000	988,021
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	130,000	123,175
Entertainment Properties Trust, REIT, 7.75%, 2020	250,000	290,217
HCP, Inc., REIT, 5.375%, 2021	806,000	932,924
Kennedy Wilson, Inc., 8.75%, 2019	125,000	133,125
Kimco Realty Corp., REIT, 6.875%, 2019	191,000	238,387
MPT Operating Partnership LP, REIT, 6.875%, 2021	245,000	264,600
MPT Operating Partnership LP, REIT, 6.375%, 2022	245,000	255,413
Simon Property Group, Inc., REIT, 6.1%, 2016	1,790,000	2,070,017
WEA Finance LLC, REIT, 6.75%, 2019 (n)	590,000	730,283

		$6,483,867
Retailers - 2.8%
Academy Ltd., 9.25%, 2019 (n)	$160,000	$175,200
AutoZone, Inc., 6.5%, 2014	1,210,000	1,287,522
Burlington Coat Factory Warehouse Corp., 10%, 2019	290,000	320,088
Dollar General Corp., 4.125%, 2017	706,000	737,770
Gap, Inc., 5.95%, 2021	1,118,000	1,270,537
J. Crew Group, Inc., 8.125%, 2019	250,000	259,688
Kohl’s Corp., 3.25%, 2023	997,000	998,211
Limited Brands, Inc., 5.25%, 2014	242,000	256,218
Limited Brands, Inc., 6.9%, 2017	205,000	235,494
Limited Brands, Inc., 7%, 2020	135,000	154,069
Limited Brands, Inc., 6.95%, 2033	115,000	116,294
Macy’s, Inc., 7.875%, 2015	860,000	1,011,478
Pantry, Inc., 8.375%, 2020 (n)	120,000	124,800
QVC, Inc., 7.375%, 2020 (n)	200,000	221,647
Rite Aid Corp., 9.25%, 2020	210,000	214,725
Sally Beauty Holdings, Inc., 6.875%, 2019	125,000	138,594
Staples, Inc., 9.75%, 2014	690,000	757,938
Toys “R” Us Property Co. II LLC, 8.5%, 2017	150,000	161,063
Toys “R” Us, Inc., 10.75%, 2017	415,000	448,719
Yankee Acquisition Corp., 8.5%, 2015	2,000	2,018
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	130,000	134,388

		$9,026,461

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Chemicals - 0.0%
Koppers, Inc., 7.875%, 2019	$115,000	$126,213

Specialty Stores - 0.2%
Gymboree Corp., 9.125%, 2018	$135,000	$127,069
Michaels Stores, Inc., 11.375%, 2016	210,000	219,188
Michaels Stores, Inc., 7.75%, 2018	140,000	150,325

		$496,582
Supermarkets - 0.3%
Delhaize Group, 5.875%, 2014	$740,000	$774,563
SUPERVALU, Inc., 7.5%, 2014	98,000	94,448

		$869,011
Supranational - 0.4%
Corporacion Andina de Fomento, 4.375%, 2022	$1,290,000	$1,402,716

Telecommunications - Wireless - 2.5%
America Movil S.A.B. de C.V., 3.125%, 2022	$774,000	$798,139
American Tower Corp., REIT, 4.625%, 2015	440,000	472,578
American Tower Corp., REIT, 4.7%, 2022	732,000	808,587
Clearwire Corp., 12%, 2015 (n)	215,000	228,975
Cricket Communications, Inc., 7.75%, 2020	270,000	278,438
Crown Castle International Corp., 9%, 2015	175,000	187,250
Crown Castle International Corp., 7.125%, 2019	800,000	878,000
Crown Castle Towers LLC, 6.113%, 2020 (n)	838,000	1,019,568
Digicel Group Ltd., 12%, 2014 (n)	100,000	110,500
Digicel Group Ltd., 10.5%, 2018 (n)	345,000	381,225
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	100,000	108,000
MetroPCS Wireless, Inc., 7.875%, 2018	245,000	268,275
Rogers Cable, Inc., 5.5%, 2014	659,000	702,375
Sprint Capital Corp., 6.875%, 2028	325,000	332,313
Sprint Nextel Corp., 6%, 2016	425,000	456,875
Sprint Nextel Corp., 8.375%, 2017	310,000	359,600
Sprint Nextel Corp., 9%, 2018 (n)	75,000	92,625
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	505,000	492,375
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	245,000	238,875

		$8,214,573
Telephone Services - 0.3%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$120,000	$130,200
Level 3 Financing, Inc., 9.375%, 2019	255,000	284,325
Level 3 Financing, Inc., 7%, 2020 (n)	80,000	81,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - continued
Level 3 Financing, Inc., 8.625%, 2020	$135,000	$147,150
Oi S.A., 5.75%, 2022 (n)	299,000	322,920

		$965,995
Tobacco - 2.2%
Altria Group, Inc., 9.25%, 2019	$352,000	$496,730
B.A.T. International Finance PLC, 8.125%, 2013 (n)	810,000	867,509
B.A.T. International Finance PLC, 3.25%, 2022 (n)	1,882,000	1,955,008
Lorillard Tobacco Co., 8.125%, 2019	640,000	823,199
Lorillard Tobacco Co., 6.875%, 2020	480,000	589,961
Reynolds American, Inc., 6.75%, 2017	1,040,000	1,256,794
Reynolds American, Inc., 4.75%, 2042	1,270,000	1,293,736

		$7,282,937
Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019	$248,000	$234,980

Transportation - Services - 1.3%
ACL I Corp., 10.625%, 2016 (p)	$322,721	$315,774
Aguila American Resources Ltd., 7.875%, 2018 (n)	230,000	243,225
Avis Budget Car Rental LLC, 8.25%, 2019	195,000	212,794
Avis Budget Car Rental LLC, 9.75%, 2020	110,000	125,263
CEVA Group PLC, 8.375%, 2017 (n)	375,000	360,938
Commercial Barge Line Co., 12.5%, 2017	580,000	643,800
ERAC USA Finance Co., 6.375%, 2017 (n)	930,000	1,134,596
HDTFS, Inc., 5.875%, 2020 (z)	50,000	50,500
Navios Maritime Acquisition Corp., 8.625%, 2017	360,000	339,300
Navios Maritime Holdings, Inc., 8.875%, 2017	325,000	333,125
Swift Services Holdings, Inc., 10%, 2018	505,000	541,613

		$4,300,928
U.S. Government Agencies and Equivalents - 0.1%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$240,000	$255,788

Utilities - Electric Power - 3.9%
AES Corp., 8%, 2017	$485,000	$554,719
Allegheny Energy, Inc., 5.75%, 2019 (n)	800,000	884,852
Atlantic Power Corp., 9%, 2018	170,000	182,325
Calpine Corp., 8%, 2016 (n)	280,000	298,900
Calpine Corp., 7.875%, 2020 (n)	355,000	388,725
CMS Energy Corp., 4.25%, 2015	760,000	808,422
CMS Energy Corp., 5.05%, 2022	608,000	679,166

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Covanta Holding Corp., 7.25%, 2020	$210,000	$233,118
Covanta Holding Corp., 6.375%, 2022	80,000	87,062
DPL, Inc., 7.25%, 2021	220,000	248,050
Duke Energy Corp., 3.35%, 2015	1,230,000	1,307,004
Edison Mission Energy, 7%, 2017	260,000	125,450
Energy Future Holdings Corp., 10%, 2020	360,000	382,500
Energy Future Holdings Corp., 10%, 2020	680,000	742,900
Energy Future Holdings Corp., 11.75%, 2022 (n)	245,000	239,488
Exelon Generation Co. LLC, 5.2%, 2019	360,000	414,240
GenOn Energy, Inc., 9.5%, 2018	25,000	28,500
GenOn Energy, Inc., 9.875%, 2020	445,000	499,513
NRG Energy, Inc., 8.25%, 2020	680,000	749,700
Oncor Electric Delivery Co., 4.1%, 2022	922,000	987,888
PPL WEM Holdings PLC, 3.9%, 2016 (n)	1,210,000	1,273,923
Progress Energy, Inc., 3.15%, 2022	1,148,000	1,182,347
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	140,000	100,100
Waterford 3 Funding Corp., 8.09%, 2017	310,402	317,119

		$12,716,011
Total Bonds (Identified Cost, $290,233,801)		$313,845,670

Floating Rate Loans (g)(r) - 0.0%
Financial Institutions - 0.0%
Springleaf Finance Corp., Term Loan, 5.5%, 2017 (Identified Cost, $129,938)	$130,430	$128,311

Convertible Preferred Stocks - 0.1%
Automotive - 0.1%
General Motors Co., 4.75% (Identified Cost, $237,000)	4,740	$192,539

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	6,738	$17,990

Broadcasting - 0.0%
New Young Broadcasting Holding Co., Inc. (a)	7	$23,100

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	7,311	$38,675
Total Common Stocks (Identified Cost, $188,264)		$79,765

Portfolio of Investments – continued

Preferred Stocks - 0.1%
Issuer	Shares/Par	Value ($)
Other Banks & Diversified Financials - 0.1%
Ally Financial, Inc., 7% (z)	160	$154,180
GMAC Capital Trust I, 8.125%	9,100	237,874
Total Preferred Stocks (Identified Cost, $381,261)		$392,054

	Strike Price	First Exercise
Warrants - 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $84,629)	$0.01	7/14/10	44	$145,200

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $296,050) (a)(d)	$300,000	$300,000

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	8,495,868	$8,495,868
Total Investments (Identified Cost, $300,046,811)		$323,579,407

Other Assets, Less Liabilities - 1.2%		3,881,988
Net Assets - 100.0%		$327,461,395

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $82,400,146, representing 25.2% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$150,000	$154,180
American Media, Inc., 13.5%, 2018	12/28/10	28,910	26,105
Anthracite Ltd., “A”, CDO, FRN, 0.57%, 2019	1/28/10	231,359	288,748
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040	3/01/06	444,519	288,211
Boise Cascade LLC/Finance Corp., 6.375%, 2020	10/17/12	45,000	45,675
CNH Capital LLC, 3.875%, 2015	10/16/12	55,000	56,375
Crest Ltd., “A1” CDO, FRN, 0.842%, 2018	1/21/10	239,625	291,175
Edgen Murray Corp., 8.75%, 2020	10/05/12	258,148	258,050
Falcon Franchise Loan LLC, FRN, 5.51%, 2023	1/18/02	38,863	100,297
Falcon Franchise Loan LLC, FRN, 5.91%, 2025	1/29/03	59,624	133,634
First Quantum Minerals Ltd., 7.25%, 2019	10/04/12	200,000	204,000
GMAC LLC, FRN, 6.02%, 2033	11/17/00	650,947	666,484
HD Supply, Inc., 11.5%, 2020	10/09/12-10/11/12	126,962	131,563
HDTFS, Inc., 5.875%, 2020	10/01/12	50,000	50,500
Heckler & Koch GmbH, 9.5%, 2018	5/06/11	142,014	111,469
LBI Media, Inc., 8.5%, 2017	7/18/07	188,182	46,075
LeasePlan Corp. N.V., 3%, 2017	10/15/12	869,437	880,029
Local TV Finance LLC, 9.25%, 2015	12/10/07-2/16/11	251,929	258,130
Morgan Stanley Capital I, Inc., FRN, 1.381%, 2039	7/20/04	104,667	62,794
Nexstar Broadcasting Group, Inc., 6.875%, 2020	10/24/12	45,000	45,113
PTT PLC, 3.375%, 2022	10/18/12	329,695	326,552
PTT PLC, 4.5%, 2042	10/18/12	349,406	352,033
Prudential Securities Secured Financing Corp., FRN, 7.166%, 2013	12/06/04	882,148	873,328
Rough Rider Escrow, Inc., 9.875%, 2018	10/26/12	75,188	75,375
Salomon Brothers Mortgage Securities, Inc., FRN, 7.158%, 2032	1/07/05	908,708	847,370
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019	10/26/12	183,801	184,538
Townsquare Radio LLC, 9%, 2019	3/30/12	118,873	129,600
Truven Health Analytics, Inc., 10.625%, 2020	5/24/12-6/15/12	142,151	150,150
Viking Cruises Ltd., 8.5%, 2022	10/12/12-10/25/12	187,637	191,013
Total Restricted Securities			$7,228,566
% of Net assets			2.2%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona

Derivative Contracts at 10/31/12

Forward Foreign Currency Exchange Contracts at 10/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International Bank	1,093,747	1/11/13	$1,115,055	$1,093,435	$21,620
SELL	DKK	Citibank N.A.	1,701,041	1/11/13	298,355	295,975	2,380

							$24,000

Liability Derivatives
SELL	AUD	Wespac Banking Corp.	301,736	1/11/13	$306,060	$311,417	$(5,357)
SELL	EUR	Deutsche Bank AG	2,179,687	1/11/13	2,808,596	2,827,289	(18,693)
SELL	EUR	UBS AG	2,179,687	1/11/13	2,809,268	2,827,290	(18,022)
SELL	GBP	Barclays Bank PLC	1,233,288	1/11/13	1,971,663	1,989,772	(18,109)
SELL	GBP	Deutsche Bank AG	1,233,288	1/11/13	1,971,299	1,989,772	(18,473)
BUY	JPY	Credit Suisse Group	65,352,522	1/11/13	835,999	819,283	(16,716)
BUY	JPY	Merrill Lynch International Bank	65,352,522	1/11/13	835,554	819,282	(16,272)
SELL	SEK	Deutsche Bank AG	1,114,421	1/11/13	166,794	167,664	(870)

							$(112,512)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	78	$10,376,438	December - 2012	$(24,648)

At October 31, 2012, the fund had liquid securities with an aggregate value of $93,743 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $291,550,943)	$315,083,539
Underlying affiliated funds, at cost and value	8,495,868
Total investments, at value (identified cost, $300,046,811)	$323,579,407
Cash	871
Receivables for
Forward foreign currency exchange contracts	24,000
Investments sold	540,779
Fund shares sold	608,451
Interest and dividends	4,491,735
Receivable from investment adviser	12,710
Total assets	$329,257,953
Liabilities
Payables for
Distributions	$203,786
Forward foreign currency exchange contracts	112,512
Daily variation margin on open futures contracts	28,031
Investments purchased	304,400
Fund shares reacquired	888,407
Payable to affiliates
Shareholder servicing costs	103,751
Distribution and service fees	12,207
Payable for independent Trustees’ compensation	27,049
Accrued expenses and other liabilities	116,415
Total liabilities	$1,796,558
Net assets	$327,461,395
Net assets consist of
Paid-in capital	$319,561,570
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	23,425,502
Accumulated net realized gain (loss) on investments and foreign currency	(17,151,592)
Undistributed net investment income	1,625,915
Net assets	$327,461,395
Shares of beneficial interest outstanding	47,471,179

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$222,166,284	32,115,149	$6.92
Class B	39,237,926	5,716,726	6.86
Class C	54,670,674	7,992,445	6.84
Class I	11,386,511	1,646,859	6.91

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.27 [100 / 95.25 x $6.92]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$16,529,160
Dividends	68,205
Dividends from underlying affiliated funds	12,594
Total investment income	$16,609,959
Expenses
Management fee	$1,985,483
Distribution and service fees	1,380,124
Shareholder servicing costs	445,317
Administrative services fee	54,753
Independent Trustees’ compensation	12,926
Custodian fee	79,188
Shareholder communications	67,589
Audit and tax fees	59,651
Legal fees	4,312
Miscellaneous	134,305
Total expenses	$4,223,648
Fees paid indirectly	(31)
Reduction of expenses by investment adviser	(398,800)
Net expenses	$3,824,817
Net investment income	$12,785,142
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$4,090,810
Futures contracts	(306,389)
Swap agreements	25,153
Foreign currency	398,725
Net realized gain (loss) on investments and foreign currency	$4,208,299
Change in unrealized appreciation (depreciation)
Investments	$11,743,940
Futures contracts	(24,648)
Swap agreements	(18,699)
Translation of assets and liabilities in foreign currencies	190,130
Net unrealized gain (loss) on investments and foreign currency translation	$11,890,723
Net realized and unrealized gain (loss) on investments and foreign currency	$16,099,022
Change in net assets from operations	$28,884,164

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$12,785,142	$13,064,115
Net realized gain (loss) on investments and foreign currency	4,208,299	1,847,155
Net unrealized gain (loss) on investments and foreign currency translation	11,890,723	(6,441,852)
Change in net assets from operations	$28,884,164	$8,469,418
Distributions declared to shareholders
From net investment income	$(14,036,084)	$(14,125,956)
Change in net assets from fund share transactions	$20,506,833	$(9,516,872)
Total change in net assets	$35,354,913	$(15,173,410)
Net assets
At beginning of period	292,106,482	307,279,892
At end of period (including undistributed net investment income of $1,625,915 and $17,727, respectively)	$327,461,395	$292,106,482

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.60	$6.72	$6.30	$5.43	$6.67
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.33	$0.33	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.10)	0.44	0.98	(1.22)
Total from investment operations	$0.64	$0.21	$0.77	$1.31	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.35)	$(0.44)	$(0.39)
Net asset value, end of period (x)	$6.92	$6.60	$6.72	$6.30	$5.43
Total return (%) (r)(s)(t)(x)	9.98	3.24	12.56	25.36	(13.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.16	1.18	1.28	1.28
Expenses after expense reductions (f)	1.05	1.05	1.02	0.92	0.83
Net investment income	4.38	4.62	5.14	5.86	5.74
Portfolio turnover	42	38	49	53	45
Net assets at end of period (000 omitted)	$222,166	$203,155	$216,200	$188,786	$147,255

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.54	$6.66	$6.24	$5.38	$6.59
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.28	$0.29	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.10)	0.44	0.96	(1.19)
Total from investment operations	$0.59	$0.16	$0.72	$1.25	$(0.86)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.30)	$(0.39)	$(0.35)
Net asset value, end of period (x)	$6.86	$6.54	$6.66	$6.24	$5.38
Total return (%) (r)(s)(t)(x)	9.22	2.45	11.80	24.45	(13.70)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.92	1.94	2.01	1.94
Expenses after expense reductions (f)	1.80	1.80	1.77	1.63	1.48
Net investment income	3.66	3.92	4.46	5.22	5.16
Portfolio turnover	42	38	49	53	45
Net assets at end of period (000 omitted)	$39,238	$34,112	$39,468	$39,976	$38,838

Class C	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.52	$6.64	$6.22	$5.35	$6.56
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.28	$0.29	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.10)	0.44	0.97	(1.19)
Total from investment operations	$0.59	$0.16	$0.72	$1.26	$(0.86)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.30)	$(0.39)	$(0.35)
Net asset value, end of period (x)	$6.84	$6.52	$6.64	$6.22	$5.35
Total return (%) (r)(s)(t)(x)	9.23	2.45	11.82	24.74	(13.79)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.92	1.94	2.01	1.95
Expenses after expense reductions (f)	1.80	1.80	1.77	1.64	1.48
Net investment income	3.68	3.94	4.47	5.19	5.19
Portfolio turnover	42	38	49	53	45
Net assets at end of period (000 omitted)	$54,671	$46,531	$46,789	$37,931	$23,491

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$6.59	$6.72	$6.30	$5.43	$6.66
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.35	$0.35	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.10)	0.43	0.97	(1.20)
Total from investment operations	$0.66	$0.22	$0.78	$1.32	$(0.81)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.35)	$(0.36)	$(0.45)	$(0.42)
Net asset value, end of period (x)	$6.91	$6.59	$6.72	$6.30	$5.43
Total return (%) (r)(s)(x)	10.27	3.34	12.84	25.71	(12.93)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.91	0.93	1.00	0.93
Expenses after expense reductions (f)	0.80	0.80	0.77	0.64	0.48
Net investment income	4.61	4.83	5.36	6.10	6.10
Portfolio turnover	42	38	49	53	45
Net assets at end of period (000 omitted)	$11,387	$8,309	$4,823	$2,939	$1,679

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Strategic Income Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as

Notes to Financial Statements – continued

provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$448,403	$322,480	$38,675	$809,558
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	255,788	—	255,788
Non-U.S. Sovereign Debt	—	54,008,782	—	54,008,782
Corporate Bonds	—	192,232,283	—	192,232,283
Residential Mortgage-Backed Securities	—	3,392,662	—	3,392,662
Commercial Mortgage-Backed Securities	—	2,832,150	—	2,832,150
Asset-Backed Securities (including CDOs)	—	2,851,212	—	2,851,212
Foreign Bonds	—	58,572,793	—	58,572,793
Floating Rate Loans	—	128,311	—	128,311
Mutual Funds	8,495,868	—	—	8,495,868
Total Investments	$8,944,271	$314,596,461	$38,675	$323,579,407

Other Financial Instruments
Futures Contracts	$(24,648)	$—	$—	$(24,648)
Forward Foreign Currency Exchange Contracts	—	(88,512)	—	(88,512)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/11	$95,993
Change in unrealized appreciation (depreciation)	(57,318)
Balance as of 10/31/12	$38,675

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at October 31, 2012 is $(57,318).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(24,648)
Foreign Exchange	Forward Foreign Currency Exchange	24,000	(112,512)
Total		$24,000	$(137,160)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency
Interest Rate	$(306,389)	$—	$—
Foreign Exchange	—	—	453,023
Credit	—	25,153	—
Total	$(306,389)	$25,153	$453,023

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(24,648)	$—	$—
Foreign Exchange	—	—	177,082
Credit	—	(18,699)	—
Total	$(24,648)	$(18,699)	$177,082

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange

Notes to Financial Statements – continued

contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit

Notes to Financial Statements – continued

risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in

Notes to Financial Statements – continued

an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$14,036,084	$14,125,956

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/12
Cost of investments	$302,140,421
Gross appreciation	24,881,404
Gross depreciation	(3,442,418)
Net unrealized appreciation (depreciation)	$21,438,986
Undistributed ordinary income	3,992,066
Capital loss carryforwards	(14,432,711)
Other temporary differences	(3,098,516)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of October 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
10/31/14	$(1,212,556)
10/31/16	(6,482,036)
10/31/17	(6,738,119)
Total	$(14,432,711)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/12	Year ended 10/31/11
Class A	$10,057,700	$10,246,663
Class B	1,440,802	1,533,882
Class C	2,023,171	2,012,309
Class I	514,411	333,102
Total	$14,036,084	$14,125,956

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2014. For the year ended October 31, 2012, this waiver amounted to $152,728 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2012, was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets:

Class A	Class B	Class C	Class I
1.05%	1.80%	1.80%	0.80%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2014. For the year end October 31, 2012, this reduction amounted to $244,990 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $92,292 for the year ended October 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$524,063
Class B	0.75%	0.25%	1.00%	1.00%	356,243
Class C	0.75%	0.25%	1.00%	1.00%	499,818
Total Distribution and Service Fees					$1,380,124

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a

Notes to Financial Statements – continued

CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2012, were as follows:

Amount
Class A	$2,828
Class B	29,282
Class C	6,418

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2012, the fee was $183,714, which equated to 0.0602% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $261,603.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0179% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $498 and the Retirement Deferral plan resulted in an expense of $1,621. Both amounts are included in independent Trustees’ compensation for the year ended October 31,

Notes to Financial Statements – continued

2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $26,973 at October 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,609 and are included in “Miscellaneous” expense on the Statement of Operations MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,082, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$11,207,325	$17,497,580
Investments (non-U.S. Government securities)	$129,832,085	$106,164,091

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,212,992	$35,007,449	5,619,855	$37,218,670
Class B	1,586,378	10,583,277	1,160,822	7,620,622
Class C	1,990,942	13,218,413	1,779,400	11,673,078
Class I	948,620	6,312,067	799,259	5,297,189
	9,738,932	$65,121,206	9,359,336	$61,809,559

Notes to Financial Statements – continued

	Year ended 10/31/12		Year ended 10/31/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,214,324	$8,166,624	1,174,857	$7,782,618
Class B	145,321	969,483	149,130	979,483
Class C	218,991	1,456,354	204,972	1,340,523
Class I	61,918	416,465	39,016	258,116
	1,640,554	$11,008,926	1,567,975	$10,360,740

Shares reacquired
Class A	(5,114,592)	$(34,279,207)	(8,163,561)	$(54,102,705)
Class B	(1,230,067)	(8,161,335)	(2,019,616)	(13,269,096)
Class C	(1,357,375)	(9,014,642)	(1,895,497)	(12,363,505)
Class I	(624,299)	(4,168,115)	(295,674)	(1,951,865)
	(8,326,333)	$(55,623,299)	(12,374,348)	$(81,687,171)

Net change
Class A	1,312,724	$8,894,866	(1,368,849)	$(9,101,417)
Class B	501,632	3,391,425	(709,664)	(4,668,991)
Class C	852,558	5,660,125	88,875	650,096
Class I	386,239	2,560,417	542,601	3,603,440
	3,053,153	$20,506,833	(1,447,037)	$(9,516,872)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2012, the fund’s commitment fee and interest expense were $2,053 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,055,217	78,774,823	(76,334,172)	8,495,868

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,594	$8,495,868

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund) (one of the portfolios comprising MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams David Cole James Calmas Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2011, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s three-year performance as compared to its Lipper performance universe improved for the period ended December 31, 2011, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its

Board Review of Investment Advisory Agreement – continued

advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended October 31, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2012	2011
MFS Global Growth Fund	54,384	52,373

	Audit Fees
Fees billed by E&Y:	2012	2011
MFS Strategic Income Fund	48,544	46,752

For the fiscal years ended October 31, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2012	2011	2012	2011	2012	2011
To MFS Global Growth Fund	0	0	5,803	5,585	1,133	601

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2012	20115	2012	2011	2012	20115
To MFS and MFS Related Entities of MFS Global Growth Fund*	1,064,074	1,030,504	0	0	0	113,100

Aggregate fees for non-audit services:

	2012	2011[5]
To MFS Global Growth Fund, MFS and MFS Related Entities#	1,354,850	1,558,235

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees billed by E&Y:	2012	2011	2012	2011	2012	2011
To MFS Strategic Income Fund	0	0	9,565	9,436	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees billed by E&Y:	2012	2011	2012	2011	2012	2011
To MFS and MFS Related Entities of MFS Strategic Income Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2012	2011[5]
To MFS Strategic Income Fund, MFS and MFS Related Entities#	49,565	119,436

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 19, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2012

*	Print name and title of each signing officer under his or her signature.